UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) May 2, 2025
ZIONS BANCORPORATION, NATIONAL ASSOCIATION
(Exact name of registrant as specified in its charter)

United States of America	001-12307	87-0189025
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

One South Main,	Salt Lake City,	Utah	84133-1109
(Address of Principal Executive Offices)			(Zip Code)

Registrant's telephone number, including area code (801) 844-8208

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, par value $0.001	ZION	The NASDAQ Stock Market, LLC
Depositary Shares each representing a 1/40th ownership interest in a share of:
Series A Floating-Rate Non-Cumulative Perpetual Preferred Stock	ZIONP	The NASDAQ Stock Market, LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders

At the Shareholder Meeting, shareholders elected 11 directors for a term of one year; ratified the appointment of Ernst & Young LLP as the Bank’s independent auditor for 2025; approved, on a nonbinding advisory basis, the 2024 compensation paid to the Bank’s executive officers; and approved, on a nonbinding advisory basis, a frequency of one year for the shareholder nonbinding vote to approve executive compensation.

In light of the shareholders’ and Board’s recommendations that the Bank hold a vote for the approval of executive compensation on an annual basis, the Bank will continue its practice of including a nonbinding advisory shareholder vote on the compensation of named executive officers in its proxy materials each year until the Bank holds its next frequency vote, which will occur no later than the Bank’s 2031 Annual Meeting of Shareholders.

The results were as follows:

1.Election of 11 director nominees for a one-year term.

Directors	Votes For	Votes Against	Abstentions
Maria Contereras-Sweet	113,433,301	718,049	406,839
Gary L. Crittenden	113,140,628	998,288	419,273
Suren K. Gupta	113,338,397	802,633	417,159
Claire A. Huang	113,622,339	555,051	380,799
Vivian S. Lee	112,497,679	1,698,167	362,343
Scott J. McLean	111,985,964	2,276,883	295,342
Edward F. Murphy	112,982,116	1,163,322	412,751
Stephen D. Quinn	110,763,432	3,329,010	465,747
Harris H. Simmons	111,227,217	3,043,491	287,481
Aaron B. Skonnard	113,359,677	752,375	446,137
Barbara A. Yastine	113,060,432	1,110,983	386,774

2.Ratification of the appointment of Ernst & Young LLP as the Bank’s Independent Registered Public Accounting Firm to audit the Bank’s financial statements for the fiscal year ending December 31, 2025.

Votes For	Votes Against	Abstentions
129,559,952	2,104,656	169,374

3.Approval, on a nonbinding advisory basis, of the compensation paid to the Bank’s named executive officers with respect to the fiscal year ended December 31, 2024.

Votes For	Votes Against	Abstentions
108,665,076	5,335,834	557,279

4.Approval, on a nonbinding advisory basis, of a frequency of one year for the shareholder nonbinding vote to approve executive compensation.

Votes for ONE YEAR	Votes for TWO YEARS	Votes for THREE YEARS	Abstentions
106,663,216	176,275	7,422,796	295,902

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZIONS BANCORPORATION, NATIONAL ASSOCIATION

Date: May 5, 2025	By: /s/ Rena Miller
Name: Rena Miller
Title: Executive Vice President and General Counsel